As filed with the Commission on September 19, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 12, 2018

ABCO ENERGY, INC.

 (Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 North Wilmot, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On September 12, 2018, ABCO Energy, Inc., (the “Registrant” or the “Company”) and FRUCI & ASSOCIATES, II, PLLC (“Fruci”) ceased their client-auditor relationship.  Except as noted in the paragraph immediately below, the report of Fruci  on the Company’s financial statements for the year ended December 31, 2017 and for the period then ended did not contain an adverse opinion or disclaimer of opinion, and such report was  not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of FRUCI on the Company’s financial statements as of and for the year ended December 31, 2017, contained the explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has reported a net loss of for the year ended December 31, 2017 and had an accumulated deficit as of December 31, 2017, that raises doubt about its ability to continue as a going concern.

From February 25, 2017, until September 12, 2018, the Company has not had any disagreements with FRUCI on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to FRUCI‘s satisfaction, would have caused them to make reference thereto in their report on the Company’s financial statements for such period.

From February 15, 2017, until September 12, 2018, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided FRUCI with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from FRUCI is attached hereto as Exhibit 16.1

New independent registered public accounting firm

The Company expects to announce the appointment of a new auditing firm shortly.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Fruci & Associates II, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: September 19, 2018	By:	/s/ Charles O’Dowd
Name: Charles O’Dowd
Title: Chief Executive Officer